                                                                     EXHIBIT 99C

         AGREEMENT effective as of April 1, 2000, 2000 between AVNET, INC., a New York corporation with a principal place of business at 2211 South 47th Street, Phoenix, Arizona 85034 ("Employer") and Andrew Bryant, having an office at, 3011 S. 52nd Street Tempe, Arizona 85282 ("Employee").

                               W I T N E S S E T H

1.       Employment, Salary, Benefits:

1.1 Employment. Employer agrees to employ Employee and Employee agrees to accept employment upon the terms and conditions hereinafter set forth.

1.2 Term. Employee's employment shall commence on April 1 2000 and subject to earlier termination as provided in Section 2 below, shall continue for a period of two (2) years (until April 1, 2002, the "Initial Term"). Unless Employee provides Employer written notice at least thirty (30) days prior to the expiration of the Initial Term advising Employer that Employee does not intend to renew the Agreement as hereinafter described, then after April 1, 2002 such employment shall continue until terminated by either party provided, however, that the party desiring to terminate the employment gives written notice thereof to the other not less than one (1) year prior to the date of actual termination of employment. By way of example, should Employee desire not to renew after the Initial Term, such notice would have to be given no later than March 1 , 2002. Thereafter (if not so terminated by Employee at the end of the Initial Term), if either Employer or Employee should desire to terminate the employment on June 15, 2003 such notice would have to be given not later than June 15, 2002.

1.3 Duties. Employee is hereby engaged in an executive capacity and shall perform such duties for Employer, or Employer's subsidiaries, divisions and operating units as may be assigned to him from time to time by the Chief Executive Officer of Employer. Employee is currently engaged as President of Computer Marketing Group. If Employee is elected an officer or a director of Employer or any subsidiary or division thereof, he shall serve as such without additional compensation.

1.4 Compensation. For all services to be rendered by Employee and for all covenants undertaken by him pursuant to the Agreement, Employer shall pay and Employee shall accept such compensation (including base salary and incentive compensation) as shall be agreed upon from time to time between Employer and Employee. In the event Employee's employment hereunder is terminated by the one (1) year notice provided for in
         Section 1.2 above and Employer and Employee fail to agree upon compensation during all or any portion of the one (1) year notice period prior to termination, then Employee's compensation (base salary and incentive compensation) during such portion of the notice period shall remain the same in cash amount as was most recently agreed upon (or as resulted on an average basis for each pay period from the formula most recently agreed
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         upon); and upon such termination (after a one-year notice) Employee shall not be entitled to severance payments under any Employer severance plan. In the alternative event that at least 30 days prior to the end of the Initial Term Employee notifies Employer that it intends not to renew as described in 1.2 above, Employee shall effective April 30, 2002 (the end of the Initial Term) revert to employee at will status (with employment terminable at any time by either Employer or Employee) and the provision in 1.2 above requiring a one-year notice shall not apply; and upon a subsequent termination of employment, Employee shall be entitled if otherwise eligible to payments under any then-applicable Employer severance plan. Notwithstanding anything to the contrary, in the event Employee's employment is terminated pursuant to 2.1, 2.2 or 2.3 below, then the one-year notice provided in 1.2 above shall not be applicable and Employee shall not be entitled to any severance pay benefit.

1.5 Other Compensation on Termination. Upon termination of this Agreement, Employee shall be entitled to receive only such compensation as had accrued and was unpaid to the effective date of termination. If the termination occurs other than at the end of a fiscal year of Employer, the compensation payable to Employee (including base salary and incentive compensation) shall bear the same ratio to a full fiscal year's remuneration as the number of days for which employee shall be entitled to remuneration bears to 365 days.

1.6 Additional Benefits. In addition to the compensation described in Subsection 1.4, Employee shall be entitled to vacation, insurance, retirement and other benefits (except for severance pay benefit which the one-year termination notice described above is intended to replace) as are afforded to personnel of Employer's United States based Computer Marketing Group operating units generally and which are in effect from time to time. It is understood that Employer does not by reason of this Agreement obligate itself to provide any such benefits to such personnel. Employee also participates in the Employer's Executive Officers' Supplemental Life Insurance and Retirement Benefits Program (the "Program") pursuant to the terms and conditions applicable to the Program.

2.       Early Termination.

         Diminution of Duties or Change of Control. Employee's employment hereunder shall terminate, at Employee's option and upon a thirty day written notice to Employer, in the event that at any time during the term hereof the Employer's current Chief Executive Officer, Roy Vallee vacates, for any reason whatsoever, the position of Chief Executive Officer. Further Employee's employment shall terminate, at Employee's option and upon a ninety day written notice to Employer in the event that Employer reduces Employees functional duties such that his responsibilities and/or title are materially and substantively diminished from his present status as Group President .

2.2 Death or Disability. Employee's employment hereunder shall terminate on the date of Employee's death or upon Employee suffering mental or physical injury, illness or incapacity which renders him unable to perform his customary duties hereunder on a full-time basis for a period of 365 substantially consecutive days, on the 365th such day.

         The opinion of a medical doctor licensed to practice in the State of Arizona (or such other state wherein Employee then resides) and having Board certification in his field of specialization or the receipt of or entitlement of Employee to disability benefits under any policy of insurance provided or made available by Employer or under Federal Social Security laws, shall be conclusive evidence of such disability.

2.3 Cause. Employee's employment hereunder may also be terminated by Employer at any time prior to the expiration of the term hereof without notice for cause, including, but not limited to, Employee's gross misconduct, breach of any material term of this Agreement, willful breach, habitual neglect or wanton disregard of his duties, or conviction of any criminal act.

3.       Competitive Employment:

3.1 Full time. Employee shall devote his full time, best efforts, attention and energies to the business and affairs of Employer and shall not, during the term of his employment, be engaged in any other activity which, in the sole judgment of Employer, will interfere with the performance of his duties hereunder.

3.2 Non-Competition. While employed by Employer or any subsidiary, division or operating unit of Employer, Employee shall not, without the written consent of the Chief Executive Officer of Employer, directly or indirectly (whether through his spouse, child or parent, other legal entity or otherwise): own, manage, operate, join, control, participate in, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, partner, investor, shareholder, consultant, lender or otherwise, any business entity which is engaged in, or is in any way related to or competitive with the business of Employer, provided, however, notwithstanding the foregoing Employee shall not be prohibited from owning, directly or indirectly, up to 5% of the outstanding equity interests of any company or entity the stock or other equity interests of which is publicly traded on a national securities exchange or on the NASDAQ over-the-counter market.

3.3 Non-Solicitation. Employee further agrees that he will not, at any time while employed by Employer or any subsidiary, division or operating unit of Employer and for a period of one year after the termination of employment with Employer, without the written consent of an officer authorized to act in the matter by the Board of Directors of Employer, directly or indirectly, on Employee's behalf or on behalf of any person or entity, induce or attempt to induce any employee of Employer or any subsidiary or affiliate of Employer (collectively the "Employer Group") or any individual who was an employee of the Employer Group during the one (1) year prior to the date of such inducement, to leave the employ of the Employer Group or to become employed by any person other than members of the Employer Group or offer or provide employment to any such employee.

4.       Definitions:

         The words and phrases set forth below shall have the meanings as indicated:


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
4.1 Confidential Information. That confidential business information of the Employer, whether or not discovered, developed, or known by Employee as a consequence of his employment with Employer. Without limiting the generality of the foregoing, Confidential Information shall include information concerning customer identity, needs, buying practices and patterns, sales and management techniques, employee effectiveness and compensation information, supply and inventory techniques, manufacturing processes and techniques, product design and configuration, market strategies, profit and loss information, sources of supply, product cost, gross margins, credit and other sales terms and conditions. Confidential Information shall also include, but not be limited to, information contained in Employer's manuals, memoranda, price lists, computer programs (such as inventory control, billing, collection, etc.) and records, whether or not designated, legended or otherwise identified by Employer as Confidential Information.

4.2 Developments. Those inventions, discoveries, improvements, advances, methods, practices and techniques, concepts and ideas, whether or not patentabIe, relating to Employer's present and prospective activities and products.

5.       Developments, Confidential Information and Related Materials:

5.1 Assignment of Developments. Any and all Developments developed by Employee (acting alone or in conjunction with others) during the period of Employee's employment hereunder shall be conclusively presumed to have been created for or on behalf of Employer (or Employer's subsidiary or affiliate for which Employee is working) as part of Employee's obligations to Employer hereunder. Such Developments shall be the property of and belong to Employer (or Employer's subsidiary or affiliate for which Employee is working) without the payment of consideration therefor in addition to Employee's compensation hereunder, and Employee hereby transfers, assigns and conveys all of Employee's right, title and interest in any such Developments to Employer (or Employer's subsidiary or affiliate for which Employee is working) and agrees to execute and deliver any documents that Employer deems necessary to effect such transfer on the demand of Employer.

5.2 Restrictions on Use and Disclosure. Employee agrees not to use or disclose at any time after the date hereof, except with the prior written consent of an officer authorized to act in the matter by the Board of Directors of Employer, any Confidential Information which is or was obtained or acquired by Employee while in the employ of Employer or any subsidiary or affiliate of Employer, provided, however, that this provision shall not preclude Employee from (i) the use or disclosure of such information which presently is known generally to the public or which subsequently comes into the public domain, other than by way of disclosure in violation of this Agreement or in any other unauthorized fashion, or (ii) disclosure of such information required by law or court order, provided that prior to such disclosure required by law or court order Employee will have given Employer three
         (3) business days' written notice (or, if disclosure is required to be made in less than three (3) business days, then such notice shall be given as promptly as practicable after determination that disclosure may be required) of the nature of the law or order requiring disclosure and the disclosure to be made in accordance therewith.


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
5.3 Return of Documents. Upon termination of Employee's employment with Employer, Employee shall forthwith deliver to the Chief Executive Officer of Employer all documents, customer lists and related documents, price and procedure manuals and guides, catalogs, records, notebooks and similar repositories of or containing Confidential Information and/or Developments, including all copies then in his possession or control whether prepared by him or others.

6.       Miscellaneous:

6.1 Consent to Arbitration. Except for the equitable relief provisions set forth in Section 6.2 below, Employer and Employee agree to arbitrate any controversy or claim arising out of this Agreement or otherwise relating to Employee's employment or the termination of employment or this Agreement, in accordance with the provisions of the Mutual Agreement to Arbitrate Claims, a copy of which is annexed hereto as Exhibit A.

6.2 Equitable Relief. Employee acknowledges that any material breach of any of the provisions of Sections 3 and/or 5 would entail irreparable injury to Employer's goodwill and jeopardize Employer's competitive position in the marketplace or Confidential Information, or both, and that in addition to Employer's other remedies, Employee consents and Employer shall be entitled, as a matter of right, to an injunction issued by any court of competent jurisdiction restraining any breach of Employee and/or those with whom Employee is acting in concert and to other equitable relief to prevent any such actual, intended or likely breach.

6.3 Survival. The provisions of Sections 3.2, 3.3, 4, 5, and 6 shall survive the termination of Employee's employment hereunder.

6.4 Interpretation. If any court of competent jurisdiction or duly constituted arbitration panel shall refuse to enforce any or all of the provisions hereof because they are more extensive (whether as to geographic scope, duration, activity, subject or otherwise) than is reasonable, it is expressly understood and agreed that such provisions shall not be void, but that for the purpose of such proceedings and in such jurisdiction, the restrictions contained herein shall be deemed reduced or limited to the extent necessary to permit enforcement of such provisions.

6.5 Succession. This Agreement shall extend to and be binding upon Employee, his legal representatives, heirs and distributees and upon Employer, its successors and assigns.

6.6 Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement of the parties with respect to their subject matter and no waiver, modification or change of any provisions hereof shall be valid unless in writing and signed by the parties against whom such claimed waiver, modification or change is sought to be enforced.


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
6.7 Waiver of Breach. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other term or condition of this Agreement.

6.8 Notices. All notices pursuant to this Agreement shall be in writing and shall be given by registered or certified mail, or the equivalent, return receipt requested, addressed to the parties hereto at the addresses set forth above, or to such address as may hereafter be specified by notice in writing in the same manner by any party or parties.

6.9 Headings. Except for the headings in Section 4, the headings of the sections and subsections are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.

         IN WITNESS WHEREOF, parties have executed this Agreement effective as of the day and year first above written.

                                      AVNET, INC.


                                      By    /s/ Roy Vallee
                                            -----------------------------

                                      Title CEO
                                            -----------------------------


                                      /s/ Andrew Bryant
                                      -----------------------------------
                                      Andrew Bryant

EXHIBIT A

MUTUAL AGREEMENT TO ARBITRATE CLAIMS

         I recognize that differences may arise between Avnet, Inc. ("the Company") and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Agreement to Arbitrate Claims ("Agreement"). I anticipate gaining the benefits of a speedy, impartial dispute-resolution procedure.

         Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, applicable state law pertaining to agreements to arbitrate shall apply.

         I understand that any reference in this Agreement to the Company will be a reference also to all divisions, subsidiaries and affiliates of the Company. Additionally, except as otherwise provided herein, any reference to the Company shall also include all benefit plans; the benefit plans' sponsors, fiduciaries, administrators, affiliates; and all successors and assigns of any of them.

CLAIMS COVERED BY THE AGREEMENT

         The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against the Company or against its officers, directors, employees or agents in their capacity as such or otherwise. The claims covered by this Agreement include, but are not limited to, claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination and harassment (including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, medical condition, handicap or disability); claims for benefits (except where an employee benefit or pension plan specifies that its claims procedure shall culminate in an arbitration procedure different from this one); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section entitled "Claims Not Covered by the Agreement."

         Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination) in any way related to any claim covered by this Agreement.

CLAIMS NOT COVERED BY THE AGREEMENT

         Claims I may have for workers' compensation or unemployment compensation benefits are not covered by this Agreement.


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
         Also not covered are claims by the Company for injunctive and/or other equitable relief including, but not limited to, claims for injunctive and/or other equitable relief for unfair competition and/or the use and/or unauthorized disclosure of trade secrets or confidential information, as to which I understand and agree that the Company may seek and obtain relief from a court of competent jurisdiction.

REQUIRED NOTICE OF ALL CLAIMS AND STATUTE OF LIMITATIONS

         The Company and I agree that the aggrieved party must give written notice of any claim to the other party within one (1) year of the date the aggrieved party first has knowledge of the event giving rise to the claim; otherwise the claim shall be void and deemed waived even if there is a federal or state statute of limitations which would have given more time to pursue the claim.

         Written notice to the Company, or its officers, directors, employees or agents, shall be sent to its President at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

         The written notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

DISCOVERY

         Each party shall have the right to take the deposition of one individual and any expert witness designated by another party. Each party also shall have the right to propound requests for production of documents to any party. Additional discovery may be had only where the panel of arbitrators selected pursuant to this Agreement so orders, upon a showing of substantial need.

         At least thirty (30) days before the arbitration, the parties must exchange lists of witnesses, including any expert, and copies of all exhibits intended to be used at the arbitration.

SUBPOENAS

         Each party shall have the right to subpoena witnesses and documents for the arbitration.

ARBITRATION PROCEDURES

         The Company and I agree that, except as provided in this Agreement, any arbitration shall be in accordance with the then-current Model Employment Arbitration Procedures of the American Arbitration Association ("AAA") before a panel of three arbitrators who are licensed to practice law in the state where the arbitration is to take place ("the Panel"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

         The Panel shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted: The Federal Rules of Evidence shall apply. The Panel, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The Panel shall render an award and opinion in the form typically rendered in labor arbitrations. The arbitration shall be final and binding upon the parties.

         The Panel shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Panel deems necessary. The Panel shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

         Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

ARBITRATION FEES AND COSTS

         The Company and I shall equally share the fees and costs of the Panel. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees, or if there is a written agreement providing for fees, the Panel may award reasonable fees to the prevailing party.

INTERSTATE COMMERCE

         I understand and agree that the Company is engaged in transactions involving interstate commerce and that my employment involves such commerce.

REQUIREMENTS FOR MODIFICATION OR REVOCATION

         This Agreement to arbitrate shall survive the termination of my employment. It can only be revoked or modified by a writing signed by me and an officer of the Company which specifically states an intent to revoke or modify this Agreement.

SOLE AND ENTIRE AGREEMENT

         This is the complete agreement of the parties on the subject of arbitration of disputes, except for any arbitration agreement in connection with any pension or benefit plan. This Agreement supersedes any prior or contemporaneous oral or written understanding on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

CONSTRUCTION


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
         If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement.

CONSIDERATION

         The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

NOT AN EMPLOYMENT AGREEMENT

         This Agreement is not, and shall not be construed to create, any contract of employment, express or implied. Nor does this Agreement in any way alter the "at-will" status of my employment.

VOLUNTARY AGREEMENT

         I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJENS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

         I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

         I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.

 EMPLOYEE                                AVNET, INC.

/s/ Andrew Bryant                        /s/ Roy Vallee
------------------------------           --------------------------------------
Signature of Employee                    Signature of Authorized Company
                                         Representative

Andrew Bryant                            CEO
------------------------------           --------------------------------------
Print Name of Employee                   Title of Representative

11-10-00                                 12-22-00
------------------------------           --------------------------------------
Date                                     Date

                           CHANGE OF CONTROL AGREEMENT

This Change of Control Agreement (the "Agreement") is made effective as of the 1st day of November, 2000, between Avnet, Inc., a New York corporation with its principal place of business at 2211 South 47th Street, Phoenix, Arizona 85034 Arizona ("Avnet" or "the Company") and Andrew Bryant (the "Officer"). Avnet and the Officer are collectively referred to in this Agreement as "the Parties."

WHEREAS, the Officer holds the position of Senior Vice President with the Company; and

WHEREAS, the Parties wish to provide for certain payments to the Officer in the event of a Change of Control of the Company and the subsequent termination of the Officer's employment without cause or the Constructive Termination of the Officer's employment, as those capitalized terms are defined below;

NOW, THEREFORE, the Parties agree as follows:

1.       Definitions.

         (a) "Change of Control" means the happening of any of the following events:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following transactions shall not constitute a Change of Control under this subsection (i): (w) any transaction that is authorized by the Board of Directors of the Company as constituted prior to the effective date of the transaction, (x) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (y) any acquisition by the Company, or (z) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

                  (ii) individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

         (b) "Constructive Termination" means the happening of any of the following events:

                  (i) a material diminution of Officer's responsibilities, including, without limitation, title and reporting relationship;

                  (ii) relocation of the Officer's office greater than 50 miles from its location as of the effective date of this Agreement without the consent of the Officer;

                  (iii) a material reduction in Officer's compensation and benefits.

         (c) The "Exchange Act" shall mean the 1934 Securities Exchange Act, as amended.

2. Constructive Termination or Termination after Change of Control. If, within 24 months following a Change of Control, the Company or its successor terminates Officer's employment without cause or by Constructive Termination, Officer will be paid, in lieu of any other rights under any employment agreement between the Officer and the Company, in a lump sum payment, an amount equal to 2.99 times the sum of (i) the Officer's annual salary for the year in which such termination occurs and (ii) the Officer's incentive compensation equal to the average of such incentive compensation for the highest two of the last five full fiscal years. All unvested stock options shall accelerate and vest in accordance with the early vesting provisions under the applicable stock option plans and all incentive stock program shares allocated but not yet delivered will be accelerated so as to be immediately deliverable. Officer shall receive his or her accrued and unpaid salary and any accrued and unpaid pro rata bonus (assuming target payout) through the date of termination, and Officer will continue to participate in the medical, dental, life, disability and automobile benefits in which Officer is then participating for a period of two years from the date of termination.

3. Excise Taxes. In the event that Officer is deemed to have received an excess parachute payment (as such term is defined in Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to excise taxes ("Excise Taxes") imposed by Section 4999 of the Code with respect to compensation paid to Officer pursuant to this Agreement, the Company shall make an additional payment equal to the sum of (i) all Excise Taxes payable by Officer plus (ii) any additional Excise Tax or federal or state income taxes imposed with respect to such payments.

4. Miscellaneous. This Agreement modifies any employment agreement between Officer and the Company only with respect to such terms and conditions that are specifically addressed in this Agreement. All other provisions of any employment agreement between the Company and Officer shall remain in full force and effect.

AVNET, INC.


By         /s/ Roy Vallee
           -----------------------------------------

Its        CEO
           -----------------------------------------



Officer


/s/ Andrew Bryant
-----------------------------------------